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                                                                EXHIBIT 11(b)


                              Auditors' Consent


The Board of Trustees of
   The ARCH Fund, Inc.:



We consent to the reference to our firm under the heading "Independent Auditors" in the Statement of Additional Information.




                                        /s/ KPMG Peat Marwick LLP
                                        KPMG Peat Marwick LLP

Columbus, Ohio
September 30, 1996